UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2010

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We are filing the following information with the Securities and Exchange Commission (the “SEC”) for the purpose of updating our public disclosure.

On April 29, 2009, we announced that the expected launch of our noninvasive prenatal test for Trisomy 21 (Down syndrome) had been delayed due to the discovery of employee mishandling of test data and results and that we were no longer relying on our previously announced test data and results for that test. We also announced that our board of directors had formed a special committee of independent directors to oversee an independent investigation of the employees’ activity related to the test data and results. On September 28, 2009, we announced the results of this investigation, including findings that:

•	the test data and results in our Trisomy 21 program included inadequately substantiated claims, inconsistencies and errors;

•	we failed to put in place adequate protocols and controls for the conduct of studies in the Trisomy 21 program at our company;

•	certain employees failed to provide adequate supervision; and

•	we failed to have adequate disclosure controls and procedures in place.

We terminated the employment of our Chief Executive Officer, Harry Stylli, our Senior Vice President, Research and Development, Elizabeth Dragon, and other employees. At that time, we again advised investors that our previously announced test data and results from our Trisomy 21 program should no longer be relied upon.

On June 2, 2010, the SEC filed a complaint against Dr. Dragon. The complaint alleges that Dr. Dragon made or allowed for the dissemination of materially false and misleading statements regarding our Trisomy 21 test under development, thereby inflating the price of our stock. The SEC sought a permanent injunction against any future violations of the federal securities laws by Dr. Dragon, civil penalties, and imposition of an officer and director bar against her. On the same day, Dr. Dragon filed a consent to judgment of permanent injunction and other relief. In the consent to judgment, Dr. Dragon, without admitting or denying the allegations in the SEC’s complaint, agreed to the permanent injunction against future violations of federal securities laws, the director and officer bar, and civil penalties to be determined by the court. Copies of the complaint and consent are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

On June 2, 2010, the U.S. Attorney for the Southern District of California filed a criminal information against Dr. Dragon. The criminal information charges Dr. Dragon with one count of conspiracy to commit securities fraud by conspiring to disseminate materially false and misleading statements regarding our Trisomy 21 test under development. On the same day, Dr. Dragon pled guilty to the criminal information, and the magistrate judge assigned to this matter recommended that the district court judge accept Dr. Dragon’s guilty plea. Copies of the criminal information, the guilty plea and the findings and recommendation of the magistrate judge are attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively, and incorporated by reference herein.

We reiterate that the test data and results from our Trisomy 21 program announced before April 29, 2009 should not be relied on for any purpose as a result of the previously announced inadequately substantiated claims, inconsistencies and errors and inadequate protocols and controls, which included:

•

the mischaracterization of tests as having been conducted in a blinded manner (i.e., that the tests had been performed by scientists who did not know the true outcomes for the samples tested before the test results had been determined);

•	the improper unblinding of true outcomes for samples being tested;

•	the use of the unblinded true outcomes to alter and improve reported test results;

•

the unsubstantiated reporting of test results for low-risk samples (i.e., samples from expectant mothers who were less likely to be carrying a fetus with Trisomy 21) without knowing the true outcomes for such samples;

•	the failure to perform testing on those low-risk samples;

•	the inadequate storage of plasma samples resulting in breakdown of nucleic acids; and

•	other improper practices as described in Exhibit 99.1.

As a result of the special committee’s investigation and findings, our board of directors implemented a number of remedial measures, including:

•

the introduction of a number of standard operating procedures regarding study design planning and review, including clear identification of whether a study is blinded or unblinded, raw data storage at multiple locations, independent third-party review of blinded clinical data, and a redundancy review of clinical study design by our oversight committee and of blinded clinical data by the science committee of our board of directors, our clinical group and our biostatistician;

•

the creation of the science committee to oversee our research and development strategy and activities, including our evaluation of cross-functional training for personnel in all areas associated with research and development, covering: (i) the proper conduct of test studies, (ii) the proper and timely disclosure of any problems with test studies, and (iii) the proper handling of data and results of test studies;

•	the hiring of a full-time biostatistician and engagement of an external consultant on an “as needed” basis as a clinical biostatistician;

•	the formalization of the role of our oversight committee and the appointment of project leaders to oversee and manage each of our products in development;

•

the amendment of our new hire orientation program, employee handbook and code of business conduct and ethics and enhancement of our training programs concerning ethics, scientific processes, public disclosures and professional e-mail conduct;

•

the revision of our policy concerning the storage of clinical samples, including requiring that samples be stored in third-party storage facilities, bar-coding samples for electronic tracking and auditing, creating formal procedures for obtaining a sample, and limiting access to our sample storage freezer;

•

the requirement that the known outcomes of all samples to be used in any blinded experiment must be conveyed to the third party storage provider and are only revealed to us after the results of the blinded experiment have been finalized;

•	the amendment and restatement of our disclosure committee’s charter;

•	the adoption of a comprehensive new policy on corporate disclosure controls and procedures, a set of disclosure controls and procedures and a corporate disclosure policy;

•	the reduction in the number of direct reports to our Chief Executive Officer; and

•	the engagement of Q5 Group, Inc. as an external consultant to assist and advise the audit committee in developing an enterprise risk management process.

These remedial measures are designed to prevent the use of inadequate protocols and controls in our clinical studies and the recurrence of the other errors discovered in the special committee’s investigation by:

•	establishing a procedural framework for the conduct of future clinical studies;

•	inserting internal controls consistent with that framework;

•	augmenting our company’s expertise in conducting clinical studies;

•	reinforcing management oversight of the conduct of clinical studies;

•	educating employees on the proper conduct of clinical studies and their responsibilities in such activities;

•	establishing control over the samples used in our clinical studies;

•	establishing additional levels of responsibility for the development of new products;

•	enhancing our organizational structure to distribute management responsibility appropriately;

•	reinforcing our disclosure controls and procedures to prevent the dissemination of inadequately vetted information by our company; and

•	improving our risk assessment and management in general.

On May 6, 2010, we announced that we remained committed to the development, validation and launch of a noninvasive Trisomy 21 test and that following extensive scientific experimentation, we have decided to proceed with a purely DNA-based method for the detection of the Trisomy 21 aneuploidy using massively parallel sequencing instead of our proprietary MassARRAY platform.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Complaint filed in Securities and Exchange Commission v. Elizabeth A. Dragon, Case No. 10-CV-01186-BTM-POR, U.S. District Court for the Southern District of California.

99.2	Consent to Judgment of Permanent Injunction and Other Relief filed in Securities and Exchange Commission v. Elizabeth A. Dragon, Case No. 10-CV-01186-BTM-POR, U.S. District Court for the Southern District of California.

99.3	Information filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.

99.4	Consent to Rule 11 Plea in a Felony Case Before United States Magistrate Judge filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.

99.5	Findings and Recommendation of the Magistrate Judge upon a Plea of Guilty filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding our continuing development of a noninvasive Trisomy 21 test and the impact of the remedial measures implemented by our board of directors, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to develop and commercialize new technologies and products, particularly new technologies such as noninvasive prenatal diagnostics and laboratory developed tests, reliance upon the collaborative efforts of other parties, our ability to manage our existing cash resources or raise additional cash resources, competition, intellectual property protection and intellectual property rights of others, government regulation particularly with respect to diagnostic products and laboratory developed tests, obtaining or maintaining regulatory approvals, the ongoing litigation and investigations, and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2009 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: July 13, 2010	By:	/S/ PAUL V. MAIER
Paul V. Maier
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Complaint filed in Securities and Exchange Commission v. Elizabeth A. Dragon, Case No. 10-CV-01186-BTM-POR, U.S. District Court for the Southern District of California.

99.2	Consent to Judgment of Permanent Injunction and Other Relief filed in Securities and Exchange Commission v. Elizabeth A. Dragon, Case No. 10-CV-01186-BTM-POR, U.S. District Court for the Southern District of California.

99.3	Information filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.

99.4	Consent to Rule 11 Plea in a Felony Case Before United States Magistrate Judge filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.

99.5	Findings and Recommendation of the Magistrate Judge upon a Plea of Guilty filed in United States of America v. Elizabeth A. Dragon, Case No. 10-CR-02107-WQH, U.S. District Court for the Southern District of California.